UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 30, 2009

CHARMING SHOPPES, INC.
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	000-07258	23-1721355
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3750 STATE ROAD, BENSALEM, PA	19020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 245-9100

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

As noted in Item 8.01 below, on October 30, 2009, the registrant completed the sale of its credit card business.  In connection with the closing of the transaction, the following agreements were entered into or terminated, as applicable.

On October 30, 2009, Spirit of America National Bank (“SOANB”) and Charming Shoppes Receivables Corp. (“CSRC”), each a subsidiary of Charming Shoppes, Inc. (“CSI”), entered into the Fourth Amendment to the Purchase and Sale Agreement, dated as of November 25, 1997 (as amended from time to time, the “Purchase Agreement”) between SOANB and CSRC, primarily to assign SOANB’s rights and obligations as seller and CSRC’s rights and obligations as purchaser under the Purchase Agreement to World Financial Network National Bank (“WFNNB”) and WFN Credit Company, LLC (“WFN SPV”), respectively, and to make conforming amendments with respect to defined terms under the Purchase Agreement and the purchaser’s ability to add and manage existing and new credit card accounts held in Charming Shoppes Master Trust (“CSMT”).

On October 30, 2009, Spirit of America, Inc. (“SOAI”), a subsidiary of CSI, and CSRC entered into the Sixth Amendment to the Second Amended and Restated Pooling and Servicing Agreement, dated as of November 25, 1997 (as amended from time to time, the “PSA”) among SOAI, CSRC and U.S. Bank National Association, primarily to assign SOAI’s rights and obligations as servicer and CSRC’s rights and obligations as seller under the PSA to WFNNB and WFN SPV, respectively, and to make conforming  amendments with respect to defined terms under the PSA.

On October 30, 2009, pursuant to the Series 2004-VFC Payoff and Release Agreement, among SOAI, CSRC, Sheffield Receivables Corporation (“SRC”), Barclays Bank PLC (“Barclays”) and U.S. Bank National Association (the “Trustee”) (i) all of SRC’s and Barclays’ interest under the Certificate Purchase Agreement, dated as of January 21, 2004, among SOAI, CSRC, SRC and Barclays (the “Sheffield Certificate Purchase Agreement”) was prepaid, (ii) the Sheffield Certificate Purchase Agreement was terminated, (iii) the Series 2004-VFC Supplement to the PSA, dated as of  January 1, 2004, between SOAI and U.S. Bank National Association (the “Trustee”) was terminated and (iv) the related fee letter was terminated.

On October 30, 2009, pursuant to the Series 1999-2 Payoff and Release Agreement among SOAI, CSRC, Clipper Receivables, LLC (“CRL”), State Street Bank and Trust Company (as successor to State Street Global Markets, LLC) (“State Street”) and the Trustee (i) all of CRL’s and State Street’s interest under the Certificate Purchase Agreement, dated as of May 28, 1999, among SOAI, CSRC, CRL and State Street (the “Clipper Certificate Purchase Agreement”) was prepaid, (ii) the Clipper Certificate Purchase Agreement was terminated, (iii) the Series 1999-2 Supplement to the PSA, dated as of May 28, 1999, between SOAI and the Trustee was terminated and (iv) the related fee letter was terminated.

The descriptions of the material terms of the foregoing amendments and payoff and release agreements are qualified in their entirety by reference to the full text of the Fourth Amendment to the Purchase and Sale Agreement, the Sixth Amendment to the Second Amended and Restated Pooling and Servicing Agreement, the Series 2004-VFC Payoff and Release Agreement and the Series 1999-2 Payoff and Release Agreement, which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and incorporated herein by reference.  In addition, the Second Amendment to Purchase and Sale Agreement, the Third Amendment to Purchase and Sale Agreement and the Second Amendment to the Second Amended and Restated Pooling and Servicing Agreement are filed as Exhibits 10.5, 10.6 and 10.7, respectively, and incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

The discussion in Item 1.01 above regarding the termination of the certificate purchase agreements and related supplements is incorporated into this Item 1.02 by reference.

Item 8.01. Other Events.

On October 30, 2009, CSI and certain of its direct or indirect subsidiaries (collectively, “Charming”) completed the previously announced sale of Charming’s credit card business, credit card operations, portfolio of credit card accounts and securitization interests, as well as other assets related to its credit card program, to Alliance Data Systems Corporation and certain of its subsidiaries.  The aggregate consideration paid to Charming in the transaction was approximately $166 Million.  The amount of the aggregate purchase price remaining after payment of certain termination and exit costs is expected to be approximately $136 Million.

On November 2, 2009, CSI issued a press release announcing the closing of the sale of Charming’s credit card business.  A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference.  For additional information about the sale of Charming’s credit card business, please refer to the Current Report on Form 8-K of CSI dated August 12, 2009 and filed with the Securities and Exchange Commission (“SEC”) on August 14, 2009.

Forward-looking Information

This Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the benefits that are expected to be realized as a result of the transaction.  CSI intends forward looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “could,” “anticipates,” “plans” or similar expressions to identify forward-looking statements.  Such statements are subject to certain risks and uncertainties which could cause CSI’s actual results to differ materially from those anticipated by the forward-looking statements.  These risks and uncertainties include, but are not limited to, those described in CSI’s Annual Report on Form 10-K as filed with the SEC on April 1, 2009, in CSI's Quarterly Reports on Form 10-Q as filed with the SEC and other factors as may periodically be described in other CSI filings with the SEC, which can be accessed via IDEA at www.sec.gov.

Item 9.01. Financial Statements and Exhibits*.

Exhibit No.	Description

10.1	Fourth Amendment to the Purchase and Sale Agreement, dated October 30, 2009.

10.2	Sixth Amendment to Pooling and Servicing Agreement, dated October 30, 2009.

10.3	Series 2004-VFC Payoff and Release Agreement, dated October 25, 2009.

10.4	Series 1999-2 Payoff and Release Agreement, dated October 25, 2009.

10.5	Second Amendment to Purchase and Sale Agreement, dated November 9, 2000.

10.6	Third Amendment to Purchase and Sale Agreement, dated May 8, 2001.

10.7	Second Amendment to the Second Amended and Restated Pooling and Servicing Agreement, dated May 8, 2001.

99.1	Press Release dated November 2, 2009.

*
All schedules and exhibits to these Exhibits have been omitted in accordance with 17 CFR Section 229.601(b)(2).  The registrant agrees to furnish supplementally a copy of all omitted schedules and exhibits to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARMING SHOPPES, INC.
(Registrant)

Date: November 2, 2009	/S/ ERIC M. SPECTER
Eric M. Specter
Executive Vice President
Chief Financial Officer

EXHIBIT INDEX*

Exhibit No.	Description

10.1	Fourth Amendment to the Purchase and Sale Agreement, dated October 30, 2009.

10.2	Sixth Amendment to Pooling and Servicing Agreement, dated October 30, 2009.

10.3	Series 2004-VFC Payoff and Release Agreement, dated October 25, 2009.

10.4	Series 1999-2 Payoff and Release Agreement, dated October 25, 2009.

10.5	Second Amendment to Purchase and Sale Agreement, dated November 9, 2000.

10.6	Third Amendment to Purchase and Sale Agreement, dated May 8, 2001.

10.7	Second Amendment to the Second Amended and Restated Pooling and Servicing Agreement, dated May 8, 2001.

99.1	Press Release dated November 2, 2009.

*
All schedules and exhibits to these Exhibits have been omitted in accordance with 17 CFR Section 229.601(b)(2).  The registrant agrees to furnish supplementally a copy of all omitted schedules and exhibits to the Securities and Exchange Commission upon its request.